

SUPPLEMENTAL ANALYST PACKAGE - 1Q 2011

April 26, 2011





AMERICAN CAMPUS COMMUNITIES





TABLE OF CONTENTS ::







FINANCIAL HIGHLIGHTS ::
$ in thousands, except share and per share data

Operating Data	Three Months Ended March 31,			
	2011	2010	$ Change	% Change
Total revenues	$ 101,641	$ 79,970	$ 21,671	27.1%
Operating income	32,665	23,324	9,341	40.0%
Net income (loss) attributable to ACC	17,413	(2,189)	19,602	
Net income (loss) per share - basic	0.26	(0.05)		
Net income (loss) per share - diluted	0.25	(0.05)		
FFO	39,803	19,636	20,167	
FFO per share—diluted	0.58	0.36		
FFOM	37,254	22,029	15,225	
FFOM per share—diluted	0.54	0.41		

Operating Statistics	March 31, 2011	December 31, 2010
Debt to total market capitalization[1 2]	34.5%	36.6%
Interest coverage[3]	3.03	2.77

1 Excludes debt related to our on-campus participating properties of $81.7 million and $81.8 million as of March 31, 2011 and December 31, 2010, respectively, as well as net unamortized debt premiums of $8.4 million and $9.9 million as of March 31, 2011 and December 31, 2010, respectively.

2 Market capitalization is calculated based on a common share price of $33.00 and $31.76 as of March 31, 2011 and December 31, 2010, respectively, and fully diluted common shares totaling 68,977,473 and 68,476,747 as of March 31, 2011 and December 31, 2010, respectively.

3 Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with on-campus participating properties and the Hampton Roads unconsolidated joint venture.

CONSOLIDATED BALANCE SHEETS :: $ in thousands

AMERICAN CAMPUS COMMUNITIES

	March 31, 2011 (unaudited)	December 31, 2010
Assets		
Investments in real estate:		
Wholly-owned properties, net	$ 2,417,104	$ 2,433,844
Wholly-owned properties held for sale	33,190	-
On-campus participating properties, net	61,666	62,486
Investments in real estate, net	2,511,960	2,496,330
Cash and cash equivalents	31,922	113,507
Restricted cash	27,546	26,764
Student contracts receivable, net	4,139	5,736
Other assets	53,785	51,147
Total assets	**$ 2,629,352**	**$ 2,693,484**
Liabilities and equity		
Liabilities:		
Secured mortgage, construction and bond debt	$ 1,085,925	$ 1,144,103
Senior secured term loan	100,000	100,000
Secured agency facility	101,000	101,000
Accounts payable and accrued expenses	25,786	34,771
Other liabilities	61,229	61,011
Total liabilities	1,373,940	1,440,885
Redeemable noncontrolling interests	33,712	34,704
Equity:		
American Campus Communities, Inc. and Subsidiaries stockholders' equity:		
Common stock	672	667
Additional paid in capital	1,476,907	1,468,179
Accumulated earnings and dividends	(254,788)	(249,381)
Accumulated other comprehensive loss	(4,758)	(5,503)
Total American Campus Communities, Inc. and Subsidiaries stockholders' equity	1,218,033	1,213,962
Noncontrolling interests	3,667	3,933
Total equity	1,221,700	1,217,895
Total liabilities and equity	**$ 2,629,352**	**$ 2,693,484**

CONSOLIDATED STATEMENTS OF OPERATIONS ::
unaudited, $ in thousands, except share and per share data

	Three Months Ended March 31, 2011	2010	$ Change
Revenues			
Wholly-owned properties	$ 87,999	$ 69,619	$ 18,380
On-campus participating properties	7,647	7,311	336
Third-party development services	3,824	574	3,250
Third-party management services	1,830	2,214	(384)
Resident services	341	252	89
Total revenues	**101,641**	**79,970**	**21,671**
Operating expenses			
Wholly-owned properties	38,721	30,703	8,018
On-campus participating properties	1,744	2,399	(655)
Third-party development and management services	2,682	3,099	(417)
General and administrative	2,773	2,753	20
Depreciation and amortization	21,900	17,121	4,779
Ground/facility leases	1,156	571	585
Total operating expenses	**68,976**	**56,646**	**12,330**
Operating income	**32,665**	**23,324**	**9,341**
Nonoperating income and (expenses)			
Interest income	50	17	33
Interest expense	(14,013)	(14,945)	932
Amortization of deferred financing costs	(1,230)	(1,028)	(202)
Loss from unconsolidated joint ventures	(12)	(1,414)	1,402
Total nonoperating expenses	**(15,205)**	**(17,370)**	**2,165**
Income before income taxes and discontinued operations	17,460	5,954	11,506
Income tax provision	(143)	(143)	-
Income from continuing operations	**17,317**	**5,811**	**11,506**
Discontinued operations			
Income (loss) attributable to discontinued operations	563	(4,220)	4,783
Loss from disposition of real estate	-	(3,646)	3,646
Total discontinued operations	**563**	**(7,866)**	**8,429**
Net income (loss)	**17,880**	**(2,055)**	**19,935**
Net income attributable to noncontrolling interests	(467)	(134)	(333)
Net income (loss) attributable to American Campus Communities, Inc. and Subsidiaries	**$ 17,413**	**$ (2,189)**	**$ 19,602**
Net income (loss) per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders			
Basic	**$ 0.26**	**$ (0.05)**	
Diluted	**$ 0.25**	**$ (0.05)**	
Weighted-average common shares outstanding			
Basic	**66,956,764**	**52,235,644**	
Diluted	**67,554,918**	**52,805,966**	

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS ::

unaudited, $ in thousands, except share and per share data

	Three Months Ended March 31, 2011	2010	$ Change
Net income (loss) attributable to American Campus Communities, Inc. and Subsidiaries	$ 17,413	$ (2,189)	$ 19,602
Noncontrolling interests	467	134	333
Loss from disposition of real estate	-	3,646	(3,646)
Loss from unconsolidated joint ventures	12	1,414	(1,402)
FFO from unconsolidated joint ventures[1]	4	(807)	811
Real estate related depreciation and amortization	21,907	17,438	4,469
Funds from operations ("FFO")	**39,803**	**19,636**	**20,167**
Elimination of operations of on-campus participating properties and unconsolidated joint venture:			
Net income from on-campus participating properties	(2,642)	(2,145)	(497)
Amortization of investment in on-campus participating properties	(1,098)	(1,079)	(19)
FFO from Hampton Roads unconsolidated joint venture[2]	-	160	(160)
	36,063	16,572	19,491
Modifications to reflect operational performance of on-campus participating properties:			
Our share of net cash flow[3]	841	306	535
Management fees	350	333	17
Impact of on-campus participating properties	1,191	639	552
Elimination of provision for asset impairment - wholly-owned property[4]	-	4,036	(4,036)
Elimination of provision for asset impairment - unconsolidated joint venture[5]	-	782	(782)
Funds from operations-modified ("FFOM")	**$ 37,254**	**$ 22,029**	**$ 15,225**
FFO per share - diluted	**$ 0.58**	**$ 0.36**	
FFOM per share - diluted	**$ 0.54**	**$ 0.41**	
Weighted average common shares outstanding - diluted	**68,610,982**	**54,108,993**	

1. Represents our share of the FFO from three joint ventures in which we are or were a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% noncontrolling interest in two joint ventures (the "Fidelity Joint Ventures") formed or assumed as part of the company's acquisition of GMH. In September and November 2010, we purchased Fidelity's 90% interest in 14 joint venture properties. Subsequent to the acquisition, the 14 properties are now wholly-owned and are consolidated by the company. One property was not acquired and will continue to be owned by one of the Fidelity Joint Ventures.
2. Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction.
3. 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents actual cash received for the year-to-date periods and amounts accrued for the interim periods.
4. Represents an impairment charge recorded during the three months ended March 31, 2010 for Campus Walk - Oxford, a property that was sold in April 2010. Although impairment charges are included in the calculation of net income (loss) and FFO, the company excludes such charges from FFOM because it believes the inclusion of such charges is inconsistent with the treatment of gains and losses on the disposition of real estate, which are not included in FFO. Additionally, the company believes that excluding impairment charges from FFOM more appropriately presents the operating performance of the company's real estate investments on a comparative basis.
5. Represents our share of an impairment charge recorded during the three months ended March 31, 2010 for a property owned through one of our unconsolidated Fidelity Joint Ventures.

# WHOLLY-OWNED PROPERTY RESULTS OF OPERATIONS[1] ::
$ in thousands

AMERICAN CAMPUS COMMUNITIES

	Three Months Ended March 31,			
	2011	2010	$ Change	% Change
Wholly-owned property revenues				
Same store properties[2]	$ 74,202	$ 70,739	$ 3,463	4.9%
New properties	15,812	705	15,107	
Total revenues[3]	**$ 90,014**	**$ 71,444**	**$ 18,570**	**26.0%**
Wholly-owned property operating expenses				
Same store properties[2]	$ 31,754	$ 31,077	$ 677	2.2%
New properties	7,706	399	7,307	
Total operating expenses	**$ 39,460**	**$ 31,476**	**$ 7,984**	**25.4%**
Wholly-owned property net operating income				
Same store properties[2]	$ 42,448	$ 39,662	$ 2,786	7.0%
New properties	8,106	306	7,800	
Total net operating income	**$ 50,554**	**$ 39,968**	**$ 10,586**	**26.5%**

1 Excludes Cambridge at Southern and Campus Walk - Oxford , which were sold in March 2010 and April 2010, respectively, and are classified within discontinued operations on the accompanying consolidated statements of operations.

2 Includes Villas on Apache, River Club Apartments, and River Walk Townhomes, which were sold in April 2011 and are classified within discontinued operations on the accompanying consolidated statements of operations. Revenues for these three properties totaled $1.7 million and $1.6 million for the three months ended March 31, 2011 and 2010, respectively. Operating expenses for these three properties totaled $0.7 million and $0.8 million for the three months ended March 31, 2011 and 2010, respectively. Excluding these three properties, net operating income for same store properties would have increased by 6.8% over the first quarter of 2010.

3 Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

SEASONALITY OF OPERATIONS[1] :: $ in thousands, except for per bed amounts

AMERICAN CAMPUS COMMUNITIES

	Three Months Ended				
	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	Total/Weighted Average
Same store properties[2]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 492	$ 482	$ 509	$ 508	$ 498
Other income per occupied bed per month[3]	39	53	29	36	39
Total revenue per occupied bed	**$ 531**	**$ 535**	**$ 538**	**$ 544**	**$ 537**
Average number of owned beds	46,123	46,170	46,203 [4]	46,203	46,175
Average physical occupancy for the quarter	92.3%	95.3%	98.5%	98.5%	96.1%
Total revenue	$ 67,820	$ 70,710	$ 73,393	$ 74,202	$ 286,125
Property operating expenses	31,531	38,679	31,230	31,754	133,194
Net operating income	$ 36,289	$ 32,031	$ 42,163	$ 42,448	$ 152,931
Operating margin	*53.5%*	*45.3%*	*57.4%*	*57.2%*	*53.4%*
New properties[5]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 355	$ 429	$ 461	$ 464	$ 454
Other income per occupied bed per month[3]	28	33	26	32	30
Total revenue per occupied bed	**$ 383**	**$ 462**	**$ 487**	**$ 496**	**$ 484**
Average number of owned beds	1,008	3,764	9,742	10,897	6,353
Average physical occupancy for the quarter	83.9%	94.6%	96.7%	97.5%	96.2%
Total revenue	$ 971	$ 4,937	$ 13,769	$ 15,812	$ 35,489
Property operating expenses	757	2,982	6,382	7,706	17,827
Net operating income	$ 214	$ 1,955	$ 7,387	$ 8,106	$ 17,662
Operating margin	*22.0%*	*39.6%*	*53.6%*	*51.3%*	*49.8%*
ALL PROPERTIES					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 489	$ 478	$ 500	$ 500	$ 493
Other income per occupied bed per month[3]	39	52	29	35	38
Total revenue per occupied bed	**$ 528**	**$ 530**	**$ 529**	**$ 535**	**$ 531**
Average number of owned beds	47,131	49,934	55,945	57,100	52,528
Average physical occupancy for the quarter	92.1%	95.2%	98.1%	98.3%	96.1%
Total revenue	$ 68,791	$ 75,647	$ 87,162	$ 90,014	$ 321,614
Property operating expenses	32,288	41,661	37,612	39,460	151,021
Net operating income	$ 36,503	$ 33,986	$ 49,550	$ 50,554	$ 170,593
Operating margin	*53.1%*	*44.9%*	*56.8%*	*56.2%*	*53.0%*

1. Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Cambridge at Southern (sold in March 2010); and Campus Walk - Oxford (sold in April 2010).
2. Includes all properties owned during the full year ended December 31, 2010. Includes Barrett Honors College, which completed construction and opened for occupancy in August 2009, and Villas on Apache, River Club Apartments, and River Walk Townhomes, which were sold in April 2011.
3. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, etc.
4. Average number of owned beds for the quarter ended September 30, 2010 includes the average incremental increase related to an additional 80 beds at one property that were converted from existing retail space and opened for occupancy in Fall 2010.
5. Includes University Heights, which was purchased from one of the Fidelity Joint Ventures in March 2010, Sanctuary Lofts, which was purchased in July 2010, 2nd Avenue Centre which was purchased in December 2010, and 14 properties purchased in September and November 2010 from two joint ventures with Fidelity in which we previously had a 10% interest. Also includes Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010. The 72 beds damaged by the fire are anticipated to reopen for occupancy in August 2011.

CAPITAL STRUCTURE AS OF MARCH 31, 2011 ::
$ in thousands, except share and per share data

Market Capitalization		
Total Debt[1]	$	1,196,822
Total Equity Market Value[2]		2,276,257
Total Market Capitalization	**$**	**3,473,079**
Debt to Total Market Capitalization		34.5%
Interest Coverage[3]		3.03

		Principal Outstanding[1]	Weighted Average Interest Rate	Average Term To Maturity
Fixed Rate Mortgage Loans	$	895,822	5.7%	3.7 Yrs
Variable Rate Construction Loan[4]		100,000	1.5%	0.7 Yrs
Revolving Credit Facility		-	-	1.4 Yrs
Secured Agency Facility		101,000	2.3%	3.4 Yrs
Senior Secured Term Loan[5]		100,000	3.3%	0.1 Yrs
Total/Weighted Average	**$**	**1,196,822**	**4.9%**	**3.1 Yrs**

Fixed Rate Mortgage Loans Maturity Schedule



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$98,746
6
$127,264
$81,506
$97,885
$196,823
$163,199
$119,000
$11,399
2011
2012
2013
2014
2015
2016
2017
2018+

[1] Excludes debt related to our on-campus participating properties totaling $81.7 million with a weighted average interest rate of 7.2% and average term to maturity of 9.3 years. Also excludes net unamortized debt premiums of $8.4 million.
[2] Based on share price of $33.00 and fully diluted share count of 68,977,473 as of March 31, 2011. Assumes conversion of 1,021,563 common and preferred Operating Partnership units and 557,903 unvested restricted stock awards.
[3] Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture.
[4] In December 2010, the company exercised its option to extend the maturity of this loan through December 2011.
[5] This loan matures in May 2011, at which time the company has the option to extend the maturity through May 2012. The company currently qualifies for such an extension should it choose to exercise it.
[6] Includes three loans with GECC totaling $71 million scheduled to mature in June 2011 that were paid off in April 2011.

PORTFOLIO OVERVIEW AS OF MARCH 31, 2011[1] :: summary

Property Type	Units	Beds	Physical Occupancy at March 31, 2011	2010
Same Store Wholly-owned Properties - Total[2]	**14,872**	**46,731**	**98.4%**	**96.0%**
Properties Acquired from Joint Venture[3]	2,584	8,534	98.3%	95.8%
Other New Properties[4]	631	1,835	94.2%[5]	99.0%[6]
Wholly-owned Properties - Total	**18,087**	**57,100**	**98.3%**	**96.0%[6]**
On-campus Participating Properties	1,863	4,519	96.1%	95.3%

1. Excludes Cambridge at Southern and Campus Walk-Oxford, which were sold in March 2010 and April 2010, respectively.
2. Includes Villas on Apache, River Club Apartments, and River Walk Townhomes, which were sold in April 2011.
3. Represents 14 properties purchased from two joint ventures with Fidelity in September and November 2010 in which we previously held a 10% interest.
4. Includes Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010, Sanctuary Lofts, a 487-bed property purchased in July 2010, and 2nd Avenue Centre, an 868-bed property purchased in December 2010.
5. Reflects the impact of lost occupancy at Campus Trails related to 72 beds that were destroyed by a fire in April 2010 and are scheduled to reopen for occupancy in August 2011.
6. Excludes Sanctuary Lofts and 2nd Avenue Centre, as these properties were not owned or under ACC Management as of March 31, 2010.

2011/2012 LEASING STATUS :: wholly-owned properties - summary

Applications + Leases	Current Year Applications + Leases[1]	Current Year % of Rentable Beds	Prior Year Applications + Leases[1]	Prior Year % of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]
Same Store Wholly-owned Properties[4]	37,542	84.6%	35,186	79.3%	44,396	44,787	98.5%
New Wholly-owned Properties[5]	11,316	86.2%	7,037	74.4% [6]	13,124	13,233	96.6% [6]
Wholly-owned Properties - Total	**48,858**	**84.9%**	**42,223**	**78.4%** [6]	**57,520**	**58,020**	**98.1%** [6]

Leases	Current Year Leases[1]	Current Year % of Rentable Beds	Prior Year Leases[1]	Prior Year % of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[7]
Same Store Wholly-owned Properties[4]	34,059	76.7%	32,567	73.4%	44,396	44,787	98.5%	2.7%	2.9%
New Wholly-owned Properties[5]	10,610	80.8%	6,644	70.2% [6]	13,124	13,233	96.6% [6]	2.7%	3.5%
Wholly-owned Properties - Total	**44,669**	**77.7%**	**39,211**	**72.8%** [6]	**57,520**	**58,020**	**98.1%** [6]	**2.7%**	**3.0%**

1. As of April 22, 2011 for current year and April 22, 2010 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2010.
4. Excludes Villas on Apache, River Club Apartments, and River Walk Townhomes, which were sold in April 2011.
5. Includes the following properties: University Heights, which was purchased from one of the Fidelity joint ventures in March 2010; Campus Trails, a property that incurred business interruption due to significant property damage resulting from a fire in April 2010; Sanctuary Lofts, which was purchased in July 2010, and 2nd Avenue Centre, which was purchased in December 2010. Also includes 14 properties purchased in September and November 2010 from two joint ventures with Fidelity in which we previously held a 10% interest, as well as 3 properties currently under construction and anticipated to open for occupancy in Fall 2011.
6. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2010 occupancy.
7. Projected rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

2011/2012 LEASING STATUS ::

same store wholly-owned properties with projected rental rate growth above 3%

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	Brookstone Village-Wilmington, NC	202	85.2%	176	74.3%	237	238	102.5%	3.1%	9.2%
2-3.	College Club Townhomes-Tallahassee, FL	537	99.4%	479	88.7%	540	544	98.3%	4.2%	5.8%
4.	Pirates Place Townhomes-Greenville, NC	353	66.9%	204	38.6%	528	528	90.3%	3.4%	5.2%
5.	University Meadows-Mt. Pleasant, MI	607	98.5%	607	98.5%	616	616	98.9%	4.0%	5.1%
6.	Aztec Corner-San Diego, CA	583	98.6%	536	90.7%	591	606	98.2%	3.6%	4.8%
7.	The Centre-Kalamazoo, MI	661	94.7%	588	84.2%	698	700	99.0%	3.8%	4.7%
8.	University Mills-Cedar Falls, IA	478	99.4%	473	98.3%	481	481	99.0%	3.9%	4.5%
9.	Abbott Place-East Lansing, MI	594	91.4%	595	91.5%	650	654	98.9%	4.0%	4.3%
10-11.	Willowtree Apartments and Towers-Ann Arbor, MI	595	70.7%	451	53.6%	841	851	99.5%	3.3%	4.3%
12.	University Pines-Statesboro, GA	265	48.0%	277	50.2%	552	552	97.8%	4.1%	4.3%
13.	Campus Corner-Bloomington, IN	777	99.0%	702	89.4%	785	796	98.7%	2.9%	4.3%
14.	Campus Walk Wilmington-Wilmington, NC	121	42.2%	79	27.5%	287	290	103.4%	1.9%	4.3%
15.	The Club-Athens, GA	367	77.3%	412	86.7%	475	480	97.5%	4.2%	4.2%
16.	University Manor-Greenville, NC	468	78.8%	514	86.5%	594	600	98.8%	4.1%	4.2%
17.	Callaway Villas-College Station, TX	572	82.8%	432	62.5%	691	704	99.4%	4.0%	4.2%
18.	University Place-Charlottesville, VA	196	37.9%	220	42.6%	517	528	93.9%	4.4%	4.1%
19.	University Trails-Lubbock, TX	560	83.1%	622	92.3%	674	684	99.1%	4.1%	4.1%
20.	The Enclave-Bowling Green, OH	320	66.7%	342	71.3%	480	480	99.2%	3.8%	4.1%
21.	University Village at Boulder Creek-Boulder, CO	295	98.7%	295	98.7%	299	309	98.7%	3.3%	4.0%
22.	Hawks Landing-Oxford, OH	476	98.8%	476	98.8%	482	484	98.6%	4.1%	4.0%
23.	The Outpost-San Marcos, TX	487	100.2%	484	99.6%	486	486	99.6%	3.6%	4.0%
24.	University Crossings-Philadelphia, PA	1,010	100.8%	989	98.7%	1,002	1,016	99.4%	3.1%	3.9%
25.	The Highlands-Reno, NV	352	48.9%	299	41.5%	720	732	89.8%	3.4%	3.8%
26.	Pirates Cove-Greenville, NC	660	63.0%	730	69.7%	1,048	1,056	98.7%	3.6%	3.7%
27.	The Callaway House-College Station, TX	540	102.5%	533	101.1%	527	538	103.5%	3.9%	3.6%
28.	Royal Lexington-Lexington, KY	322	88.5%	275	75.5%	364	364	98.9%	2.6%	3.6%
29.	The Village at Blacksburg-Blacksburg, VA	1,054	99.8%	1,007	95.4%	1,056	1,056	99.0%	3.4%	3.5%
30-32.	University Village-Tallahassee, FL	710	99.4%	711	99.6%	714	716	99.3%	3.0%	3.4%
33.	Olde Towne University Square-Toledo, OH	527	96.3%	540	98.7%	547	550	99.8%	3.0%	3.4%
34-35.	University Club Townhomes-Tallahassee, FL	644	87.9%	505	68.9%	733	736	98.9%	3.3%	3.3%
36.	The Edge-Orlando, FL	865	94.2%	811	88.3%	918	930	99.5%	2.8%	3.3%
37.	University Village, Sacramento-Sacramento, CA	253	65.4%	200	51.7%	387	394	100.0%	3.0%	3.3%
38.	University Pointe-Lubbock, TX	528	78.3%	584	86.6%	674	682	99.4%	3.1%	3.3%
39.	Campus Way-Tuscaloosa, AL	328	48.7%	493	73.1%	674	684	98.1%	3.2%	3.2%
40.	The Tower at 3rd-Champaign, IL	325	87.1%	241	64.6%	373	375	94.1%	2.9%	3.2%
41.	Southview Apartments-Harrisonburg, VA	921	95.9%	893	93.0%	960	960	98.9%	3.1%	3.1%
42.	Villas at Chestnut Ridge-Amherst, NY	401	73.8%	473	87.1%	543	552	99.1%	3.0%	3.1%
43-45.	The Summit & Jacob Heights-Mankato, MN	594	64.2%	655	70.8%	925	930	97.1%	2.3%	3.0%
46.	Barrett Honors College-Tempe, AZ	1,084	63.2%	1,096	63.9%	1,715	1,721	98.1%	3.0%	3.0%
47.	Campus Club-Statesboro, GA	654	66.7%	627	63.9%	981	984	95.3%	2.9%	3.0%
	Subtotal-Projected Rental Rate Growth Above 3%	21,286	80.7%	20,626	78.2%	26,365	26,587	98.3%	3.4%	3.8%

1 As of April 22, 2011 for the current year and April 22, 2010 for prior year.
2 Rentable beds exclude beds needed for on-site staff.
3 As of September 30, 2010.
4 Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

2011/2012 LEASING STATUS, CONTINUED ::

same store wholly-owned properties with projected rental rate growth between 0% and 2.99% and properties reducing rental rates

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	University Gables-Murfreesboro, TN	221	34.4%	283	44.1%	642	648	96.5%	2.7%	2.9%
2.	Sunnyside Commons-Morgantown, WV	162	100.6%	163	101.2%	161	161	101.2%	2.9%	2.8%
3.	Lakeside Apartments-Athens, GA	588	75.9%	583	75.2%	775	776	97.3%	2.6%	2.8%
4.	Entrada Real-Tucson, AZ	309	85.1%	324	89.3%	363	363	99.2%	2.6%	2.7%
5.	Peninsular Place-Ypsilanti, MI	264	56.1%	198	42.0%	471	478	98.3%	2.4%	2.7%
6.	Raiders Pass-Lubbock, TX	478	58.6%	583	71.4%	816	828	99.2%	2.5%	2.7%
7.	Aggie Station-Bryan, TX	430	96.8%	427	96.2%	444	450	99.6%	2.5%	2.5%
8.	Stone Gate Apartments-Harrisonburg, VA	583	86.8%	660	98.2%	672	672	99.4%	3.0%	2.5%
9.	Newtown Crossing-Lexington, KY	897	95.3%	723	76.8%	941	942	98.3%	2.0%	2.5%
10.	The Woods at Greenland-Murfreesboro, TN	128	46.4%	120	43.5%	276	276	97.8%	2.4%	2.4%
11.	GrandMarc-Seven Corners-Minneapolis, MN	384	88.9%	476	110.2%	432	440	125.9%	2.2%	2.3%
12.	The Village at Science Drive-Orlando, FL	568	78.5%	345	47.7%	724	732	99.2%	2.0%	2.3%
13.	University Village at Sweethome-Amherst, NY	323	39.5%	358	43.8%	817	828	99.3%	2.0%	2.2%
14.	The Village at Alafaya Club-Orlando, FL	453	54.6%	390	47.0%	829	839	99.4%	2.1%	2.2%
15.	Raiders Crossing-Murfreesboro, TN	150	54.3%	155	56.2%	276	276	99.3%	1.8%	2.2%
16.	The Village on Sixth-Huntington, WV	479	64.0%	469	62.6%	749	752	97.3%	2.0%	2.2%
17.	Campus Ridge-Johnson City, TN	278	53.3%	186	35.6%	522	528	97.0%	2.2%	2.1%
18.	Northgate Lakes-Orlando, FL	656	92.4%	505	71.1%	710	710	99.3%	1.5%	1.9%
19.	University Village, Temple-Philadelphia, PA	327	44.8%	530	72.6%	730	749	98.9%	2.6%	1.9%
20.	The Commons-Harrisonburg, VA	426	81.3%	461	88.0%	524	528	97.7%	2.3%	1.9%
21.	University Club Apartments-Gainesville, FL	266	70.7%	182	48.4%	376	376	97.9%	1.7%	1.8%
22.	CityParc at Fry Street-Denton, TX	377	92.0%	268	65.4%	410	418	98.8%	1.4%	1.6%
23.	The Estates-Gainesville, FL	679	65.5%	510	49.2%	1,036	1,044	95.3%	1.4%	1.4%
24.	University Centre-Newark, NJ	573	69.4%	609	73.7%	826	838	97.9%	0.8%	1.1%
25.	Vista del Sol-Tempe, AZ	1,857	101.1%	1,353	73.7%	1,837	1,866	100.0%	1.9%	0.8%
26.	The Outpost-San Antonio, TX	390	47.1%	620	74.9%	828	828	100.0%	0.8%	0.8%
	Subtotal-Projected Rental Rate Growth between 0% and 2.99%	12,246	71.3%	11,481	66.8%	17,187	17,346	99.2%	2.0%	1.9%
	Subtotal-Properties Increasing Rental Rates	33,532	77.0%	32,107	73.7%	43,552	43,933	98.7%	2.8%	3.0%
1.	Royal Village-Gainesville, FL	323	72.1%	280	62.5%	448	448	94.0%	0.8%	-0.4%
2.	University Village Fresno-Fresno, CA	204	51.5%	180	45.5%	396	406	85.7%	-1.8%	-1.7%
	Subtotal-Properties Reducing Rental Rates	527	62.4%	460	54.5%	844	854	90.0%	-0.4%	-1.0%
	Total-Same Store Wholly-owned Properties	34,059	76.7%	32,567	73.4%	44,396	44,787	98.5%	2.7%	2.9%

1 As of April 22, 2011 for current year and April 22, 2010 for prior year.
2 Rentable beds exclude beds needed for on-site staff.
3 As of September 30, 2010.
4 Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

2011/2012 LEASING STATUS, CONTINUED ::

new wholly-owned properties

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	The View-Lincoln, NE	491	83.5%	341	58.0%	588	590	97.1%	4.0%	6.9%
2.	State College Park-State College, PA	741	99.7%	748	100.7%	743	752	99.5%	5.0%	6.8%
3.	Nittany Crossing-State College, PA	681	100.9%	676	100.1%	675	684	99.4%	5.0%	6.4%
4.	The Edge-Charlotte, NC	476	66.2%	515	71.6%	719	720	98.6%	3.0%	4.3%
5.	University Crescent-Baton Rouge, LA	553	90.4%	514	84.0%	612	612	99.0%	3.4%	3.9%
6.	Burbank Commons-Baton Rouge, LA	219	41.3%	269	50.8%	530	532	98.3%	3.3%	3.5%
7.	Lions Crossing-State College, PA	686	99.6%	696	101.0%	689	696	99.4%	2.6%	3.5%
8.	Chapel View-Chapel Hill, NC	291	84.6%	282	82.0%	344	358	97.2%	2.8%	3.1%
9.	Chapel Ridge-Chapel Hill, NC	373	68.8%	465	85.8%	542	544	98.5%	2.9%	2.9%
10.	University Walk-Charlotte, NC	197	41.4%	277	58.2%	476	480	97.9%	2.4%	2.4%
11.	University Oaks-Columbia, SC	647	99.1%	462	70.8%	653	662	98.9%	1.5%	2.2%
12.	Uptown Apartments-Denton, TX	295	56.4%	310	59.3%	523	528	98.9%	1.9%	2.1%
13.	University Greens-Norman, OK	406	78.7%	264	51.2%	516	516	90.5%	1.3%	1.4%
14.	Blanton Common-Valdosta, GA	359	41.7%	249	29.0%	860	860	88.6%	-2.0%	-1.9%
	Subtotal-Joint Venture Properties Acquired[5]	**6,415**	**75.7%**	**6,068**	**71.6%**	**8,470**	**8,534**	**97.2%**	**2.6%**	**3.4%**
1.	University Heights-Birmingham, AL	247	48.1%	170	33.1%	514	528	97.7%	3.0%	6.5%
2.	Sanctuary Lofts-San Marcos, TX	395	82.1%	n/a	n/a	481	487	97.9%	2.4%	2.7%
3.	2nd Ave Centre-Gainesville, FL	786	90.9%	n/a	n/a	865	868	n/a	n/a	n/a
	Subtotal-Newly Acquired Properties	**1,428**	**76.8%**	**170**	**33.1%**	**1,860**	**1,883**	**97.8%**	**2.7%**	**4.3%**
1.	Villas at Babcock-San Antonio, TX	792	100.5%	n/a	n/a	788	792	n/a	n/a	n/a
2.	Lobo Village-Albuquerque, NM	848	99.5%	n/a	n/a	852	864	n/a	n/a	n/a
3.	Villas on Sycamore-Huntsville, TX	657	96.6%	n/a	n/a	680	680	n/a	n/a	n/a
	Subtotal-New Development Properties	**2,297**	**99.0%**	**n/a**	**n/a**	**2,320**	**2,336**	**n/a**	**n/a**	**n/a**
1.	Campus Trails-Starkville, MS[6]	470	99.2%	406	85.7%	474	480	84.2%	3.5%	3.6%
	Subtotal-Other New Properties	**470**	**99.2%**	**406**	**85.7%**	**474**	**480**	**84.2%**	**3.5%**	**3.6%**
	Total-New Wholly-owned Properties	**10,610**	**80.8%**	**6,644**	**70.2%** [7]	**13,124**	**13,233**	**96.6%** [7]	**2.7%**	**3.5%**

1. As of April 22, 2011 for current year and April 22, 2010 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2010.
4. Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.
5. Represents properties acquired in September and November 2010 from a joint venture with Fidelity in which we previously held a 10% interest.
6. This property incurred business interruption due to significant property damage resulting from a fire in April 2010.
7. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2010 occupancy.

OWNED DEVELOPMENT UPDATE :: $ in thousands

AMERICAN CAMPUS COMMUNITIES

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Cost	% Complete[1]	Scheduled to Open for Occupancy
Lobo Village - ACE	Albuquerque, NM	University of New Mexico	216	864	$ 39,200	70%	August 2011
Villas at Babcock	San Antonio, TX	Univ. of Texas - San Antonio	204	792	35,400	89%	August 2011
Villas on Sycamore	Huntsville, TX	Sam Houston State University	170	680	28,000	85%	August 2011
College Station - ACE	Portland, OR	Portland State University	282	978	87,800	13%	August 2012
					$ 190,400		

OWNED DEVELOPMENT PIPELINE[2]

Project	Location	Primary University Served	Anticipated Commencement	Approximate Targeted Beds	Estimated Project Cost[3]	Targeted Completion
PVAMU Phase VI - ACE[4,5]	Prairie View, TX	Prairie View A&M University	Q2 2011	144	$ 5,000	August 2011
NAU Suites - ACE[4]	Flagstaff, AZ	Northern Arizona University	Q2 2011	550	27,600	August 2012
NAU Townhomes - ACE[4]	Flagstaff, AZ	Northern Arizona University	Q2 2011	580	33,600	August 2012
University Centre on UTA Boulevard[6]	Arlington, TX	Univ. of Texas at Arlington	Q2 2011	490	23,700	August 2012
University Club on Frey[6]	Kennesaw, GA	Kennesaw State University	Q2 2011	450	21,500	August 2012
Univ. of New Mexico Phase II - ACE[4]	Albuquerque, NM	University of New Mexico	Q2 2011	1,000	36,100	August 2012
The Townhomes on Marion Pugh[6]	College Station, TX	Texas A&M University	Q2 2011	640	34,500	August 2012
Villas on Rensch[6]	Amherst, NY	University of Buffalo	Q3 2011	610	42,600	August 2012
ASU - West Campus Phase I - ACE[4]	Glendale, AZ	Arizona State University	Q3 2011	360	14,300	August 2012
ASU - Ocotillo - ACE[4]	Tempe, AZ	Arizona State University	Q3 2011	400	21,400	August 2012
ASU - Manzanita - ACE[4]	Tempe, AZ	Arizona State University	Q3 2012	810	50,500	August 2013
Carbondale Development[6]	Carbondale, IL	Southern Illinois University	TBD	650	32,100	TBD
ASU - West Campus Phase II - ACE[4]	Glendale, AZ	Arizona State University	TBD	TBD	TBD	TBD
					$ 342,900	

1. Based on costs incurred under the general construction contract as of March 31, 2011. As of March 31, 2011, the total Construction in Progress balance is $86.5 million, representing costs incurred under the total project budget.
2. Does not include undeveloped land parcels in 3 university markets totaling $10.6 million.
3. Includes land for owned off-campus development projects totaling $25.9 million.
4. ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.
5. Shortly after the end of the quarter, we initiated construction on a Phase VI project at Prairie View A&M University. The $5.0 million, 144-bed project will be fully integrated and operated as part of our existing 1920-bed on-campus participating property and is scheduled for an August 2011 completion. In order to facilitate an expedited delivery schedule, the project is being funded under our ACE program.
6. Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

THIRD-PARTY DEVELOPMENT UPDATE :: $ in thousands

	Three Months Ended March 31, 2011	2010	$ Change
Development services revenue	$ 3,824	$ 574	$ 3,250
% of total revenue	3.8%	0.7%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned to Date	Fees Earned in Current Year	Remaining Fees[1]	Scheduled Completion
Euclid Commons[2]	Cleveland, OH	Cleveland State University	163	600	$ 2,535	$ 2,103	$ 96	$ 432	August 2010/2011
The Highlands - Phase II	Edinboro, PA	Edinboro University	277	856	2,193	1,719	277	474	August 2011
Cardinal Court	Normal, IL	Illinois State University	228	896	2,555	1,232	1,232	1,323	August 2012
Northern Illinois University	DeKalb, IL	Northern Illinois University	126	1,008	4,572	2,183	2,183	2,389	August 2012
					$ 11,855	$ 7,237	$ 3,788	$ 4,618	

ON-CAMPUS AWARD PIPELINE[3]

Project	Location	Anticipated Financing Structure	Anticipated Commencement	Estimated Fees
University of Wyoming	Laramie, WY	Third-party	Q2 2011	$ 1,000
CUNY - Staten Island[4]	Staten Island, NY	Third-party	TBD	TBD
Princeton University	Princeton, NJ	Undetermined	Q1 2013	TBD
Univ. of California, Irvine - Future Phases[5]	Irvine, CA	Undetermined	TBD	TBD
				$ 1,000

1 As of March 31, 2011.
2 The project will be completed in two phases, with Phase I completed in August 2010 and Phase II completed in August 2011.
3 These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.
4 Construction commencement for this project is subject to fluctuations in the project-based bond financing market and final construction pricing. The company has executed an Interim Services Agreement with the University whereby the University is obligated to exclusively use the company as developer for this or any other student housing project on the University's campus through 2017. Should the cost of financing via project-based bonds not improve sufficiently to allow for a near-term closing, the company and University plan to continue to work together to redesign and value engineer the project until such feasibility is achieved.
5 Additional phases totaling approximately 2,300 beds are included as part of the original 2007 award to the company. If the University elects to move forward on these additional phases with the company, they would be considered part of the original procurement.

MANAGEMENT SERVICES UPDATE :: $ in thousands

	Three Months Ended March 31,		
	2011	2010	$ Change
Management services revenue	$ 1,830	$ 2,214	$ (384)
% of total revenue	1.8%	2.8%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	University / Institution Served	Approximate Beds	Stabilized Annual Fees[1]	Actual or Anticipated Commencement
Euclid Commons Phase II	Cleveland, OH	Cleveland State University	265	$ 38	August 2011
UT Dallas Residence Hall Phase II	Richardson, TX	University of Texas at Dallas	400	90	August 2011
CUNY - Staten Island[2]	Staten Island, NY	City University of New York	TBD	TBD	TBD
				$ 128	

DISCONTINUED MANAGEMENT CONTRACTS

Property / Properties	Location	University / Institution Served	Approximate Beds	2011 Fee Contribution Prior to Termination	Discontinued As Of
Pegasus Landing / Pegasus Pointe	Orlando, FL	University of Central Florida	3,756	$ 80	January 2011
College Gate Walk	Ontario, Canada	Fanshawe College	309	18	February 2011
				$ 98	

1 Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.
2 Management contract is contingent upon the successful closing and completion of development project and negotiation of management agreement.

INVESTOR INFORMATION ::

Executive Management

Bill Bayless	Chief Executive Officer
Greg Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer

Research Coverage

Jeffery Spector / Jana Galan	Bank of America / Merrill Lynch	(646) 855-1363 / (646) 855-3081	jeff.spector@baml.com / jana.galan@baml.com
Michael Bilerman / Eric Wolfe	Citigroup Equity Research	(212) 816-1383 / (212) 816-5871	michael.bilerman@citi.com / eric.wolfe@citi.com
John Perry	Deutsche Bank Securities, Inc.	(212) 250-4912	john.perry@db.com
Andrew McCulloch / Chris Van Ens	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com / cvanens@greenstreetadvisors.com
Carol Kemple	Hilliard Lyons	(502) 588-1839	ckemple@hilliard.com
Steve Sakwa / Seth Laughlin	ISI Group Inc.	(212) 446-9462 / (212) 446-9458	ssakwa@isigrp.com / slaughlin@isigrp.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Andrew DiZio	Janney Capital Markets	(215) 665-6439	adizio@janney.com
Haendel E. St. Juste	Keefe, Bruyette & Woods	(212) 887-3842	hstjuste@kbw.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybancm.com / kford@keybancm.com
Stephen C. Swett	Morgan Keegan	(212) 508-7585	stephen.swett@morgankeegan.com
Paula Poskon / Lindsey Yao	Robert W. Baird & Co., Inc.	(703) 821-5782 / (703) 918-7852	pposkon@rwbaird.com / lyao@rwbaird.com
Alexander Goldfarb / James Milam	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8066	agoldfarb@sandleroneill.com / jmilam@sandleroneill.com
Ross Nussbaum	UBS Investment Research	(212) 713-2484	ross.nussbaum@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampus.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@americancampus.com





FORWARD-LOOKING STATEMENT ::

In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict.





